UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-03131

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  July 31, 2007

Date of reporting period:  January 31, 2007




ITEM 1.   REPORTS TO STOCKHOLDERS.


AllianceBernstein Global Technology Fund


-------------------
Semi-Annual Report

January 31, 2007
-------------------


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




---------------------------
Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


March 29, 2007


Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Global Technology Fund (the "Fund") for the semi-annual reporting period ended January 31, 2007.


Investment Objectives and Policies

The open-end Fund's investment objective is long-term growth of capital. The Fund invests primarily in equity securities of companies expected to derive a substantial portion of their revenue from products and services in technology-related industries and/or to benefit from technological advances and improvements. The Fund will normally invest at least 80% of its net assets in the equity securities of these companies. Normally, the Fund invests in about 40-70 companies from multiple technology-related industry segments, in an attempt to maximize opportunity and reduce risk. When selecting securities, the Adviser emphasizes companies that are demonstrating improving fundamentals and favorable earnings momentum and trends. The Fund invests in a global portfolio of securities issued by U.S. and non-U.S. companies selected for their capital appreciation potential. The Fund invests in both developed and emerging market countries, and may invest without limit in securities of issuers in any one country. The Fund may also invest in synthetic foreign equity securities. The Fund may invest in any company and industry and in any type of security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies.


Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Information Technology Index, for the six-month and 12-month periods ended January 31, 2007. Also included is the performance of the MSCI World Index and the Lipper Science and Technology Index (the "Lipper Index"), a performance index of the largest qualifying funds that have a science and technology investment objective.

During the six-month period ended January 31, 2007, the Fund outperformed the benchmark and also outperformed its peer group, represented here by the Lipper Index. Outperformance against the benchmark was driven by strong stock selection. In particular, positive stock selection among Internet media and infrastructure companies, cellular telecommunication carriers and information technology (IT) service providers more than offset negative selection among communication equipment, hardware/storage and software names. Currency movements had a positive effect on relative performance over the six-month reporting period.

For the 12-month period ended January 31, 2007, the Fund underperformed the benchmark, though it outperformed the Lipper Index. Underperformance against the benchmark during the 12-month period was driven by negative stock selection among semiconductor, communication equipment and software stocks, which overwhelmed the positive effects of good stock selection among IT services and


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 1


Internet holdings and of a positive weighting on the telecommunications sector. Currency had a negative impact on performance for the 12-month period, a by-product of bottom-up stock selection in the Fund.


Market Review and Investment Strategy

During the six-month period ended January 31, 2007, technology stocks, as represented by the MSCI World Information Technology Index, outperformed the broader market, as represented by the MSCI World Index, on a sharp rally off the July seasonal lows. Half of the typical fourth-quarter rally in technology stocks actually happened in the third quarter, as stocks bottomed early and the market anticipated better seasonal returns for the sector. Seasonal sales for consumer electronics were strong, although much of that strength was driven by aggressive discounting and promotional activity. PC sales were generally below typical seasonal trends, in part disrupted by the November release of Microsoft's new Vista operating system. By December and January, the excitement and fund flows had ebbed and the technology sector traded essentially flat for both months. Within the technology sector, hardware/storage, Internet-related and software stocks outperformed in the aggregate, while electronic equipment and components, semiconductors and IT services generally underperformed.

During the six-month reporting period, the Fund's holdings in hardware/storage, IT services, broadcasting/cable/digital media and telecommunications were increased. Meanwhile, positions in electronic equipment and components, communication equipment and software were reduced. As of January 31, 2007, the Fund's largest overweights were in the telecommunications, Internet-related, broadcast/cable/digital media and IT services segments, with the largest underweights among semiconductor-related, communication equipment, and software companies.

AllianceBernstein's growth research efforts seek to identify companies with underestimated earnings growth potential; the Fund's investments are focused on such companies. Within that framework, the Fund continues to diversify across multiple industries within the broad technology sector and to take a global perspective on the technology market.


2 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance
The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.


Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) World Information Technology Index nor the MSCI World Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Information Technology Index is a capitalization-weighted index that monitors the performance of technology stocks from around the world. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The unmanaged Lipper Science and Technology Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the largest qualifying funds that have a science and technology investment objective. (According to Lipper, this investment objective includes those funds that invest at least 65% of their equity portfolios in science and technology stocks.) These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World Information Technology Index and MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment (the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident individuals (Luxembourg holding companies) who do not benefit from double taxation treaties).


A Word About Risk

The Fund concentrates its investments in technology-related stocks and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. The Fund can invest in foreign securities markets. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. The Fund can invest in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries. In addition, because the Fund will invest in foreign currency-denominated securities, fluctuations in the value of the Fund's investments may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                           Returns
THE FUND VS. ITS BENCHMARK                      ----------------------------
PERIODS ENDED JANUARY 31, 2007                  6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein Global
  Technology Fund
  Class A                                         20.74%               4.22%
  Class B                                         20.25%               3.41%
  Class C                                         20.30%               3.48%
  Advisor Class*                                  20.95%               4.55%
  Class R*                                        20.70%               4.16%
  Class K*                                        20.94%               4.55%
  Class I*                                        21.08%               4.82%

MSCI World Information
  Technology Index                                19.21%               6.32%

MSCI World Index                                  13.84%              16.29%

Lipper Science &
  Technology Index                                17.35%               2.16%


* Please note that this is a new share class offering for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2007

                                                NAV Returns         SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                             4.22%              -0.21%
5 Years                                            0.28%              -0.59%
10 Years                                           4.21%               3.76%

Class B Shares
1 Year                                             3.41%              -0.59%
5 Years                                           -0.50%              -0.50%
10 Years(a)                                        3.60%               3.60%

Class C Shares
1 Year                                             3.48%               2.48%
5 Years                                           -0.46%              -0.46%
10 Years                                           3.45%               3.45%

Advisor Class Shares+
1 Year                                             4.55%               4.55%
5 Years                                            0.58%               0.58%
10 Years                                           4.53%               4.53%

Class R Shares+
1 Year                                             4.16%               4.16%
Since Inception*                                   6.19%               6.19%

Class K Shares+
1 Year                                             4.55%               4.55%
Since Inception*                                  11.21%              11.21%

Class I Shares+
1 Year                                             4.82%               4.82%
Since Inception*                                  11.52%              11.52%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+    These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed above.


See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2006)

                                                                    SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                                 3.52%
5 Years                                                               -1.62%
10 Years                                                               4.20%

Class B Shares
1 Year                                                                 3.28%
5 Years                                                               -1.53%
10 Years(a)                                                            4.03%

Class C Shares
1 Year                                                                 6.33%
5 Years                                                               -1.49%
10 Years                                                               3.89%

Advisor Class Shares+
1 Year                                                                 8.42%
5 Years                                                               -0.46%
10 Years                                                               4.96%

Class R Shares+
1 Year                                                                 8.06%
Since Inception*                                                       5.72%

Class K Shares+
1 Year                                                                 8.45%
Since Inception*                                                      10.57%

Class I Shares+
1 Year                                                                 8.75%
Since Inception*                                                      10.88%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed above.


See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.


Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                    Beginning                        Ending
                   Account Value                   Account Value                Expenses Paid
                  August 1, 2006                 January 31, 2007               During Period*
------------------------------------------------------------------------------------------------------
              Actual     Hypothetical        Actual     Hypothetical**        Actual    Hypothetical
------------------------------------------------------------------------------------------------------
Class A       $1,000        $1,000          $1,207.38      $1,017.44          $ 8.57        $ 7.83
Class B       $1,000        $1,000          $1,202.45      $1,013.51          $12.88        $11.77
Class C       $1,000        $1,000          $1,202.99      $1,013.76          $12.60        $11.52
Advisor
  Class       $1,000        $1,000          $1,209.51      $1,018.95          $ 6.91        $ 6.31
Class R       $1,000        $1,000          $1,206.99      $1,017.19          $ 8.84        $ 8.08
Class K       $1,000        $1,000          $1,209.44      $1,019.31          $ 6.52        $ 5.96
Class I       $1,000        $1,000          $1,210.80      $1,020.37          $ 5.35        $ 4.89


* Expenses are equal to the classes' annualized expense ratios of 1.54%, 2.32%, 2.27%, 1.24%, 1.59%, 1.17% and 0.96%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**   Assumes 5% return before expenses.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 7


PORTFOLIO SUMMARY
January 31, 2007 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $1,755.4


SECTOR BREAKDOWN*

Technology
o     14.7%    Software
o     14.1%    Computer Services
o     13.4%    Communication Equipment
o     12.4%    Computer Hardware/Storage
o      8.9%    Internet Media
o      6.9%    Semiconductor Components               [PIE CHART OMITTED]
o      4.9%    Miscellaneous
o      4.6%    Internet Infrastructure
o      2.2%    Computer Peripherals
o      2.1%    Semiconductor Capital Equipment
o      1.1%    Contract Manufacturing
o      0.6%    Communication Services
o      0.5%    Electronic Components

Consumer Services
o      5.2%    Cellular Communications
o      3.8%    Broadcasting & Cable

Utilities
o      2.4%    Telephone Utility

Energy
o      0.2%    Miscellaneous
o      2.0%    Short-Term


* All data are as of January 31, 2007. The Fund's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


8 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


PORTFOLIO SUMMARY
January 31, 2007 (unaudited)


Country Breakdown*
o     71.1%    United States
o      5.7%    Japan
o      4.0%    Mexico
o      3.9%    Taiwan
o      2.2%    India
o      2.0%    Finland                            [PIE CHART OMITTED]
o      1.8%    France
o      1.4%    Luxembourg
o      1.3%    Netherlands
o      1.1%    Bermuda
o      1.0%    Germany
o      0.8%    Spain
o      1.7%    Other

o      2.0%    Short-Term


TEN LARGEST HOLDINGS**
January 31, 2007 (unaudited)

                                                                    Percent of
Company                                    U.S. $ Value             Net Assets
-------------------------------------------------------------------------------
Cisco Systems, Inc.                       $ 114,860,823                 6.5%
Google, Inc.-Class A                        113,594,580                 6.5
Microsoft Corp.                             111,207,096                 6.3
Sun Microsystems, Inc.                      100,500,384                 5.7
International Business
  Machines Corp.                             87,489,960                 5.0
America Movil SAB de CV
  Series L (ADR)                             70,709,840                 4.0
Hewlett-Packard Co.                          63,539,368                 3.6
Canon, Inc.                                  62,187,435                 3.6
Intel Corp.                                  51,041,792                 2.9
Apple, Inc.                                  48,600,337                 2.8
-------------------------------------------------------------------------------
                                          $ 823,731,615                46.9%


* All data are as of January 31, 2007. The Fund's country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. "Other" represents less than 0.8% weightings in the following countries: China, Hong Kong and South Korea.

**   Long-Term Investments


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 9


PORTFOLIO OF INVESTMENTS
January 31, 2007 (unaudited)


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-93.4%
Technology-80.3%
Communication Equipment-13.5%
Ciena Corp. (a)(b)                              367,427    $  10,321,024
Cisco Systems, Inc. (b)                       4,319,700      114,860,823
JDS Uniphase Corp. (a)(b)                       684,737       12,174,624
Juniper Networks, Inc. (a)(b)                 1,551,500       28,113,180
Nokia OYJ                                     1,630,033       36,053,353
QUALCOMM, Inc.                                  921,100       34,688,626
                                                             ------------
                                                             236,211,630

Communication Services-0.6%
American Tower Corp.-Class A (b)                248,500        9,897,755

Computer Hardware/Storage-12.4%
Apple, Inc. (b)                                 566,900       48,600,337
Hewlett-Packard Co.                           1,468,100       63,539,368
NEC Corp.                                     1,139,000        5,778,905
Sun Microsystems, Inc. (a)(b)                15,135,600      100,500,384
                                                             ------------
                                                             218,418,994

Computer Peripherals-2.2%
Foxconn Technology Co., Ltd.                    723,150        8,693,970
Network Appliance, Inc. (a)(b)                  816,100       30,685,360
                                                             ------------
                                                              39,379,330

Computer Services-13.4%
Accenture Ltd.-Class A (a)                      526,400       19,871,600
Alliance Data Systems Corp. (a)(b)              134,800        9,156,964
CapGemini, SA (a)                               496,260       31,711,062
Cognizant Technology Solutions
  Corp.-Class A (a)(b)                          361,600       30,840,864
Fiserv, Inc. (a)(b)                             339,570       17,851,195
Infosys Technologies Ltd.
  (ADR) (a)                                     662,060       38,399,480
International Business
  Machines Corp. (a)                            882,400       87,489,960
                                                             ------------
                                                             235,321,125

Internet Infrastructure-4.6%
Akamai Technologies, Inc. (a)(b)                814,000       45,730,520
Equinix, Inc. (a)(b)                            272,500       22,909,075
Opsware Inc (b)                                 363,800        2,910,400
Savvis Inc (b)                                  205,800        9,223,956
                                                             ------------
                                                              80,773,951

Internet Media-8.9%
Ctrip.com International Ltd.
  (ADR) (a)                                     147,900       10,517,169
Google, Inc.-Class A (a)(b)                     226,600      113,594,580
The Knot, Inc. (a)(b)                           463,100       13,971,727
Monster Worldwide, Inc. (a)(b)                  366,500       18,108,765
                                                             ------------
                                                             156,192,241


10 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous-4.9%
Canon, Inc.                                   1,178,400     $ 62,187,435
Hoya Corp.                                      660,400       24,069,973
                                                             ------------
                                                              86,257,408

Semiconductor Capital Equipment-2.1%
ASML Holding NV (b)                             870,983       22,131,906
KLA-Tencor Corp.                                290,700       14,311,161
                                                           --------------
                                                              36,443,067

Semiconductor Components-5.1%
Broadcom Corp.-Class A (a)(b)                   287,150        9,165,828
Intel Corp. (a)                               2,435,200       51,041,792
NVIDIA Corp. (a)(b)                             684,200       20,970,730
Samsung Electronics Co. Ltd.                     13,816        8,555,629
                                                           --------------
                                                              89,733,979

Software-14.7%
Activision, Inc. (a)(b)                         736,100       12,535,783
Adobe Systems, Inc. (b)                         652,400       25,358,788
BEA Systems, Inc. (a)(b)                        661,100        8,151,363
Citrix Systems, Inc. (b)                        542,100       17,168,307
Microsoft Corp.                               3,603,600      111,207,096
Omniture, Inc. (a)(b)                           470,900        7,148,262
Oracle Corp. (b)                              2,040,000       35,006,400
Salesforce.com, Inc. (a)(b)                     550,300       24,119,649
SAP AG (ADR) (a)                                379,000       17,562,860
                                                           --------------
                                                             258,258,508
                                                           --------------
                                                           1,446,887,988

Consumer Services-8.4%
Broadcasting & Cable-3.8%
Comcast Corp.-Class A (b)                       461,600       20,458,112
News Corp.-Class A                              807,300       18,769,725
Time Warner, Inc. (a)                         1,236,600       27,044,442
                                                           --------------
                                                              66,272,279

Cellular Communications-4.6%
America Movil SAB de CV Series L
  (ADR) (a)                                   1,594,000       70,709,840
China Mobile Ltd.                             1,088,500       10,020,716
                                                           --------------
                                                              80,730,556
                                                           --------------
                                                             147,002,835

Utilities-2.4%
Telephone Utility-2.4%
AT&T, Inc.                                      495,900       18,660,717
Nippon Telegraph & Telephone Corp.                1,733        8,670,510
Telefonica SA                                   658,149       14,436,395
                                                           --------------
                                                              41,767,622


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 11


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Energy-0.2%
Miscellaneous-0.2%
First Solar, Inc. (a)(b)                        104,000    $   3,366,480
                                                           --------------

Total Common Stocks
  (cost $1,306,251,327)                                    1,639,024,925
                                                           --------------

WARRANTS-4.8%
Technology-4.2%
Computer Services-0.8%
Tata Consultancy Services Ltd.,
  expiring 8/20/07 (b)                          464,300       13,432,663
                                                           --------------

Contract Manufacturing-1.1%
HON HAI Precision Industry Co., Ltd.,
  Citigroup Global Markets,
  expiring 1/17/12 (b)(c)                     2,903,608       19,828,739
                                                           --------------

Electronic Components-0.5%
AU Optronics, Credit Suisse
  First Boston,
  expiring 3/05/09 (b)                        6,558,960        8,670,945
                                                           --------------

Semiconductor Components-1.8%
Advanced Semiconductor Engineering,
  Inc., Citigroup Global Markets,
  expiring 1/20/10 (b)                           43,000           48,590
Novatek Microelectronics Corp. Ltd.,
  Deutsche Bank AG Lodon,
  expiring 11/02/16 (b)                       2,682,386       13,229,528
Taiwan Semiconductor
  Manufacturing Co.
  Ltd., expiring 11/08/10 (b)                 8,823,174       18,047,802
                                                           --------------
                                                              31,325,920
                                                           --------------
                                                              73,258,268
                                                           --------------

Consumer Services-0.6%
Cellular Communications-0.6%
Bharti Airtel Ltd., Merrill Lynch,
  expiring 3/17/11 (b)                          703,781       11,394,215
                                                           --------------

Total Warrants
  (cost $73,732,242)                                         84,652,482
                                                           --------------

SHORT-TERM INVESTMENTS-2.0%
Investment Companies-2.0%
AllianceBernstein Fixed-Income
  Shares, Inc.-Government
  STIF Portfolio (d)
  (cost $35,096,536)                         35,096,536       35,096,536
                                                           --------------

Total Investments Before Security
  Lending Collateral-100.2%
  (cost $1,415,080,105)                                    1,758,773,943
                                                           --------------


12 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


                                              Shares or
                                              Principal
                                                Amount
Company                                         (000)       U.S. $ Value
-------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED-29.3%
Short-Terms-29.3%
Goldman Sachs
  5.33%, 5/29/07                           $     25,000  $    25,114,743
Sigma
  5.09%, 3/22/07                                 20,000       20,012,818
UBS Private Money Market Fund, LLC          469,510,143      469,510,143
                                                         ----------------

Total Investment of Cash Collateral for
  Securities Loaned
  (cost $514,637,704)                                        514,637,704
                                                         ----------------

Total Investments-129.5%
  (cost $1,929,717,809)                                    2,273,411,647
Other assets less liabilities-(29.5)%                       (517,987,761)
                                                         ----------------
Net Assets-100.0%                                        $ 1,755,423,886
                                                         ----------------


(a) Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)  Non-income producing security.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2007, the aggregate market value of these securities amounted to $19,828,739 or 1.1% of net assets.

(d)  Investment in affiliated money market mutual fund.

     Glossary:

     ADR - American Depositary Receipt

     See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 13


STATEMENT OF ASSETS & LIABILITIES
January 31, 2007 (unaudited)


Assets
Investments in securities, at value
  Unaffiliated issuers (cost $1,894,621,273--
    including investment of cash collateral for
    securities loaned of $514,637,704)                      $ 2,238,315,111(a)
  Affiliated issuers (cost $35,096,536)                          35,096,536
Foreign cash, at value (cost $18,015,025)                        17,869,379
Receivable for investment securities sold and
  foreign currency transactions                                  46,024,524
Receivable for capital stock sold                                10,182,299
Dividends and interest receivable                                   861,267
                                                            ----------------
Total assets                                                  2,348,349,116
                                                            ----------------
Liabilities
Payable for collateral on securities loaned                     514,637,704
Payable for investment securities purchased and
  foreign currency transactions                                  56,305,227
Payable for capital stock redeemed                               15,709,714
Advisory fee payable                                              3,296,833
Transfer Agent fee payable                                          724,438
Distribution fee payable                                            279,872
Administrative fee payable                                           40,134
Accrued expenses                                                  1,931,308
                                                            ----------------
Total liabilities                                               592,925,230
                                                            ----------------
Net Assets                                                  $ 1,755,423,886
                                                            ----------------
Composition of Net Assets
Capital stock, at par                                       $       279,056
Additional paid-in capital                                    3,820,587,236
Accumulated net investment loss                                 (12,194,527)
Accumulated net realized loss on investment and
  foreign currency transactions                              (2,396,669,038)
Net unrealized appreciation of investments and
  foreign currency denominated assets and liabilities           343,421,159
                                                            ----------------
                                                            $ 1,755,423,886
                                                            ----------------

Net Asset Value Per Share--21 billion shares of capital stock authorized, $.01 par value

                                                      Shares      Net Asset
Class                              Net Assets    Outstanding          Value
-------------------------------------------------------------------------------
A                               $ 971,952,719     14,733,780        $ 65.97*
B                               $ 531,285,069      9,025,533        $ 58.86
C                               $ 195,006,520      3,307,067        $ 58.97
Advisor                         $  56,023,809        821,750        $ 68.18
R                                   $ 802,953         12,197        $ 65.83
K                                   $  18,031         271.31        $ 66.46
I                                   $ 334,785          5,011        $ 66.81


* The maximum offering price per share for Class A shares was $68.90 which reflects a sales charge of 4.25%.

(a)  Includes securities on loan with a value of $497,992,141 (see Note E).

     See notes to financial statements.


14 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


STATEMENT OF OPERATIONS
Six Months Ended January 31, 2007 (unaudited)


Investment Income
Dividends (net of foreign taxes
  withheld of $217,661)                $ 4,965,194
Interest
  Unaffiliated issuers                     457,820
  Affiliated issuers                        97,214              $ 5,520,228
                                       -----------              ------------
Expenses
Advisory fee                             6,631,483
Distribution fee--Class A                1,443,413
Distribution fee--Class B                2,838,532
Distribution fee--Class C                  996,819
Distribution fee--Class R                    1,658
Distribution fee--Class K                       16
Transfer agency--Class A                 1,999,434
Transfer agency--Class B                 1,409,242
Transfer agency--Class C                   443,619
Transfer agency--Advisor Class             107,480
Transfer agency--Class R                       895
Transfer agency--Class K                         7
Transfer agency--Class I                       216
Printing                                   349,513
Custodian                                  318,972
Registration                                50,325
Administrative                              43,207
Audit                                       31,651
Legal                                       24,261
Directors' fees                             15,972
Miscellaneous                               45,216
                                       -----------
Total expenses                          16,751,931
Less: expense offset arrangement
  (see Note B)                            (175,762)
                                       -----------
Net expenses                                                     16,576,169
                                                              -------------
Net investment loss                                             (11,055,941)
                                                              -------------
Realized and Unrealized Gain (Loss)
  on Investment and Foreign Currency
  Transactions
Net realized gain (loss) on:
  Investment transactions                                       104,515,267
  Foreign currency transactions                                    (212,919)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                   233,731,617
  Foreign currency denominated
    assets and liabilities                                         (198,571)
                                                              -------------
Net gain on investment and
  foreign currency transactions                                 337,835,394
                                                              -------------
Net Increase in Net Assets
  from Operations                                             $ 326,779,453
                                                              -------------


See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 15


STATEMENT OF CHANGES IN NET ASSETS


                                        Six Months Ended        Year Ended
                                        January 31, 2007          July 31,
                                           (unaudited)              2006
                                        ----------------     ----------------
Increase (Decrease) in Net Assets
  from Operations
Net investment loss                      $  (11,055,941)      $  (26,855,194)
Net realized gain on investment and
  foreign currency transactions             104,302,348          264,164,282
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities        233,533,046         (280,571,442)
                                        ----------------     ----------------
Net increase (decrease) in net assets
  from operations                           326,779,453          (43,262,354)

Capital Stock Transactions
Net decrease                               (236,217,043)        (555,332,698)
                                        ----------------     ----------------
Total increase (decrease)                    90,562,410         (598,595,052)

Net Assets
Beginning of period                       1,664,861,476        2,263,456,528
                                        ----------------     ----------------
End of period, (including accumulated
  net investment loss of ($12,194,527)
  and ($1,138,586), respectively)       $ 1,755,423,886      $ 1,664,861,476
                                        ----------------     ----------------


See notes to financial statements.


16 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


NOTES TO FINANCIAL STATEMENTS
January 31, 2007 (unaudited)


NOTE A
Significant Accounting Policies

AllianceBernstein Global Technology Fund, Inc. (the "Fund"), organized as a Maryland corporation on December 24, 1980, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.


1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 17


has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


18 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.


3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.


4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date, or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.


5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.


6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 19


these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B
Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a quarterly advisory fee equal to the following percentages of the value of the Fund's aggregate net assets at the close of business on the last business day of the previous quarter: .25 of .75% of the first $2.5 billion, .25 of .65% of the next $2.5 billion, and .25 of .60% of the net assets in excess of $5 billion. Prior to September 7, 2004, the Fund paid the Adviser a quarterly advisory fee equal to the following percentages of the value of the Fund's aggregate net assets at the close of business on the last business day of the previous quarter: .25 of 1.00% of the first $10 billion, .25 of .975% of the next $2.5 billion, .25 of .95% of the next $2.5 billion, .25 of .925% of the next $2.5 billion, .25 of .90% of the next $2.5 billion, .25 of .875% of the next $2.5 billion and .25 of .85% of the net assets in excess of $22.5 billion.

Pursuant to the advisory agreement, the Fund paid $43,207 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended January 31, 2007.

The Fund compensates AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $2,172,075 for the six months ended January 31, 2007.

For the six months ended January 31, 2007 the Fund's expenses were reduced by $175,762 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $7,920 from the sales of Class A shares and received $14,543, $162,074 and $6,924 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2007.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.--Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc.--Government STIF Portfolio (collectively, the "STIF Portfolios"), open-end management invest-


20 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


ment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2007 amounted to $2,498,327, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.


NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $69,709,354, $7,440,298, $14,189 and $135 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2007, were as follows:

                                            Purchases            Sales
                                         --------------     ---------------
Investment securities (excluding
  U.S. government securities)            $  927,625,356     $ 1,161,554,920
U.S. government securities                           -0-                 -0-


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 21


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                $  352,307,782
Gross unrealized depreciation                                    (8,613,944)
                                                             ---------------
Net unrealized appreciation                                  $  343,693,838
                                                             ---------------

NOTE E
Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of January 31, 2007, the Fund had loaned securities with a value of $497,992,141 and received cash collateral which was invested in short-term securities valued at $514,637,704 as included in the accompanying portfolio of investments. For the six months ended January 31, 2007, the Fund earned fee income of $70,454 which is included in interest income in the accompanying statement of operations.


22 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


NOTE F
Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
                     January 31, 2007  July 31,   January 31, 2007   July 31,
                      (unaudited)       2006       (unaudited)        2006
                     ------------  ------------  --------------  --------------
Class A
Shares sold              740,155     1,688,625   $  45,864,245   $ 100,343,437
Shares converted
  from Class B           574,526     1,351,794      36,378,426      79,836,061
Shares redeemed       (2,689,929)   (5,799,101)   (167,376,660)   (343,536,796)
                     ------------  ------------  --------------  --------------
Net decrease          (1,375,248)   (2,758,682)  $ (85,133,989)  $(163,357,298)

Class B
Shares sold              127,012       376,243   $   7,038,916   $  20,154,142
Shares converted
  to Class A            (643,021)   (1,502,909)    (36,378,426)    (79,836,061)
Shares redeemed       (1,679,548)   (4,184,481)    (92,638,404)   (222,222,773)
                     ------------  ------------  --------------  --------------
Net decrease          (2,195,557)   (5,311,147)  $(121,977,914)  $(281,904,692)

Class C
Shares sold               69,514       195,628   $   3,875,715   $  10,485,058
Shares redeemed         (602,965)   (1,473,140)    (33,406,909)    (78,470,264)
Net decrease            (533,451)   (1,277,512)  $ (29,531,194)  $ (67,985,206)

Advisor Class
Shares sold              106,521       123,015   $   7,092,031   $   7,667,572
Shares redeemed         (106,033)     (858,679)     (6,874,649)    (50,517,893)
                     ------------  ------------  --------------  --------------
Net increase
  (decrease)                 488      (735,664)  $     217,382   $ (42,850,321)

Class R
Shares sold                7,003         8,078   $     440,318   $     492,279
Shares redeemed           (3,621)         (578)       (232,129)        (34,194)
Net increase               3,382         7,500   $     208,189   $     458,085

Class K
Shares sold                   86            -0-  $       5,621   $          -0-
                     ------------  ------------  --------------  --------------
Net increase                  86            -0-  $       5,621   $          -0-

Class I
Shares sold                  375         5,550   $      24,283   $     342,950
Shares redeemed             (480)         (619)        (29,421)        (36,216)
                     ------------  ------------  --------------  --------------
Net increase
  (decrease)                (105)        4,931   $      (5,138)  $     306,734


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 23


NOTE G
Risks Involved in Investing in the Fund

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


NOTE H
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2007.


NOTE I
Components of Accumulated Earnings (Deficit)

The tax character of distributions paid for the year ending July 31, 2007 will be determined at the end of the current fiscal year. As of July 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                 $  (2,481,486,990)(a)
Unrealized appreciation/(depreciation)                      89,265,131
                                                     -----------------
Total accumulated earnings/(deficit)                 $  (2,392,221,859)(b)
                                                     -----------------

(a) On July 31, 2006, the Fund had a net capital loss carryforward for federal income tax purposes of $2,480,348,404, of which $698,729,016 expires in the year 2009, $1,330,398,762 expires in the year 2010, and $451,220,626 expires in the year 2011. During the fiscal year, the Fund utilized capital loss carryforwards of $245,412,082. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital loss incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended July 31, 2006, the Fund deferred to August 1, 2006, post-October currency losses of $1,138,586.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.


24 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


NOTE J
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 25


A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.


26 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 27


was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.


28 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


NOTE K
Recent Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 29


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          Class A
                       ----------------------------------------------------------------------------------------------------------
                        Six Months
                          Ended                                                            December 1,            Year Ended
                        January 31,                  Year Ended July 31,                     2002 to              November 30,
                           2007       -----------------------------------------------        July 31,    ------------------------
                       (unaudited)         2006              2005            2004            2003(a)          2002          2001
                      -------------   ---------------  -------------   -------------     -------------   ------------  ----------

Net asset value,
  beginning of
  period                 $54.64          $56.56            $49.14          $47.44             $43.48          $67.05       $95.32
                      -----------------------------------------------------------------------------------------------------------
Income From
  Investment
  Operations
Net investment
  loss(b)                  (.29)           (.56)             (.34)(c)        (.72)(c)(d)        (.54)           (.87)        (.82)
Net realized and
  unrealized gain
  (loss) on
  investment
  and foreign
  currency
  transactions            11.62           (1.36)             7.76            2.42               4.50          (22.70)      (21.17)
                      -----------------------------------------------------------------------------------------------------------
Net increase
  (decrease) in
  net asset value
  from operations         11.33           (1.92)             7.42            1.70               3.96          (23.57)      (21.99)
                      -----------------------------------------------------------------------------------------------------------

Less: Distributions
Distributions from
  net realized gain
  on investment
  transactions               -0-             -0-               -0-             -0-                -0-             -0-       (5.86)
Distributions in
  excess of net
  realized gain
  on investment
  transactions               -0-             -0-               -0-             -0-                -0-             -0-        (.42)
                      -----------------------------------------------------------------------------------------------------------
Total distributions          -0-             -0-               -0-             -0-                -0-             -0-       (6.28)
                      -----------------------------------------------------------------------------------------------------------
Net asset value,
  end of period          $65.97          $54.64            $56.56          $49.14             $47.44          $43.48       $67.05
                      -----------------------------------------------------------------------------------------------------------

Total Return
Total investment
  return based
  on net asset
  value(e)                20.74%          (3.40)%           15.10%           3.58%              9.11%         (35.15)%     (24.90)%

Ratios/Supplemental
  Data
Net assets,
  end of period
  (000's omitted)      $971,953        $880,239        $1,067,072      $1,112,174         $1,186,488      $1,096,744   $1,926,473
Ratio to average
  net assets of:
  Expenses, net of
    waivers/
    reimbursements         1.56%(f)(g)     1.67%(g)(h)       1.66%           1.65%              2.24%(f)        1.85%        1.58%
  Expenses, before
    waivers/
    reimbursements         1.56%(f)(g)     1.67%(g)(h)       1.68%           1.81%              2.24%(f)        1.85%        1.58%
  Net investment
    loss                   (.92)%(f)       (.95)%(h)         (.65)%(c)      (1.36)%(c)(d)      (1.95)%(f)      (1.64)%      (1.08)%
Portfolio turnover
  rate                       54%            106%               80%             80%               127%            117%          55%


See footnote summary on page 37.


30 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                          Class B
                       ----------------------------------------------------------------------------------------------------------
                        Six Months
                          Ended                                                            December 1,            Year Ended
                        January 31,                  Year Ended July 31,                     2002 to              November 30,
                           2007       -----------------------------------------------        July 31,    ------------------------
                       (unaudited)         2006              2005            2004            2003(a)          2002          2001
                      -------------   ---------------  -------------   -------------     -------------   ------------  ----------
Net asset value,
  beginning of
  period                 $48.95          $51.06            $44.71          $43.49             $40.06          $62.27       $89.59
                      -----------------------------------------------------------------------------------------------------------
Income From
  Investment
  Operations
Net investment
  loss(b)                  (.47)           (.92)             (.68)(c)       (1.03)(c)(d)        (.69)          (1.16)       (1.28)
Net realized and
  unrealized gain
  (loss) on
  investment
  and foreign
  currency
  transactions            10.38           (1.19)             7.03            2.25               4.12          (21.05)      (19.76)
                      -----------------------------------------------------------------------------------------------------------
Net increase
  (decrease) in
  net asset value
  from operations          9.91           (2.11)             6.35            1.22               3.43          (22.21)      (21.04)
                      -----------------------------------------------------------------------------------------------------------
Less: Distributions
Distributions from
  net realized gain
  on investment
  transactions               -0-             -0-               -0-             -0-                -0-             -0-       (5.86)
Distributions in
  excess of net
  realized gain
  on investment
  transactions               -0-             -0-               -0-             -0-                -0-             -0-        (.42)
                      -----------------------------------------------------------------------------------------------------------
Total distributions          -0-             -0-               -0-             -0-                -0-             -0-       (6.28)
                      -----------------------------------------------------------------------------------------------------------
Net asset value,
  end of period          $58.86          $48.95            $51.06          $44.71             $43.49          $40.06       $62.27
                      -----------------------------------------------------------------------------------------------------------
Total Return
Total investment
  return based
  on net asset
  value(e)                20.25%          (4.13)%           14.20%           2.81%              8.56%         (35.67)%     (25.46)%

Ratios/Supplemental
  Data
Net assets,
  end of period
  (000's omitted)      $531,285        $549,277          $844,111      $1,100,840         $1,453,453      $1,539,144   $3,092,947
Ratio to average
  net assets of:
  Expenses, net of
    waivers/
    reimbursements         2.34%(f)(g)     2.46%(g)(h)       2.43%           2.42%              3.02%(f)        2.58%        2.31%
  Expenses, before
    waivers/
    reimbursements         2.34%(f)(g)     2.46%(g)(h)       2.46%           2.58%              3.02%(f)        2.58%        2.31%
  Net investment
    loss                  (1.70)%(f)      (1.74)%(h)        (1.42)%(c)      (2.13)%(c)(d)      (2.73)%(f)      (2.37)%      (1.80)%
Portfolio turnover
  rate                       54%            106%               80%             80%               127%            117%          55%


See footnote summary on page 37.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 31


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          Class C
                       ----------------------------------------------------------------------------------------------------------
                        Six Months
                          Ended                                                            December 1,            Year Ended
                        January 31,                  Year Ended July 31,                     2002 to              November 30,
                           2007       -----------------------------------------------        July 31,    ------------------------
                       (unaudited)         2006              2005            2004            2003(a)          2002          2001
                      -------------   ---------------  -------------   -------------     -------------   ------------  ----------
Net asset value,
  beginning of
  period                 $49.02          $51.11            $44.73          $43.50             $40.07          $62.25       $89.55
                      -----------------------------------------------------------------------------------------------------------
Income From
  Investment
  Operations
Net investment
  loss(b)                  (.46)           (.90)             (.66)(c)       (1.02)(c)(d)        (.68)          (1.15)       (1.28)
Net realized and
  unrealized gain
  (loss) on
  investment
  and foreign
  currency
  transactions            10.41           (1.19)             7.04            2.25               4.11          (21.03)      (19.74)
                      -----------------------------------------------------------------------------------------------------------
Net increase
  (decrease) in
  net asset value
  from operations          9.95           (2.09)             6.38            1.23               3.43          (22.18)      (21.02)
                      -----------------------------------------------------------------------------------------------------------
Less: Distributions
Distributions from
  net realized gain
  on investment
  transactions               -0-             -0-               -0-             -0-                -0-             -0-       (5.86)
Distributions in
  excess of net
  realized gain
  on investment
  transactions               -0-             -0-               -0-             -0-                -0-             -0-        (.42)
                      -----------------------------------------------------------------------------------------------------------
Total distributions          -0-             -0-               -0-             -0-                -0-             -0-       (6.28)
                      -----------------------------------------------------------------------------------------------------------
Net asset value,
  end of period          $58.97          $49.02            $51.11          $44.73             $43.50          $40.07       $62.25
                      -----------------------------------------------------------------------------------------------------------
Total Return
Total investment
  return based
  on net asset
  value(e)                20.30%          (4.09)%           14.26%           2.83%              8.56%         (35.63)%     (25.45)%

Ratios/Supplemental
  Data
Net assets,
  end of period
  (000's omitted)      $195,006        $188,275          $261,596        $313,166           $396,472        $410,649     $835,406
Ratio to average
  net assets of:
  Expenses, net of
    waivers/
    reimbursements         2.29%(f)(g)     2.40%(g)(h)       2.39%           2.39%              3.01%(f)        2.55%        2.30%
  Expenses, before
    waivers/
    reimbursements         2.29%(f)(g)     2.40%(g)(h)       2.41%           2.55%              3.01%(f)        2.55%        2.30%
  Net investment
    loss                  (1.65)%(f)      (1.68)%(h)        (1.37)%(c)      (2.10)%(c)(d)      (2.72)%(f)      (2.34)%      (1.80)%
Portfolio turnover
  rate                       54%            106%               80%             80%               127%            117%          55%


See footnote summary on page 37.


32 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                        Advisor Class
                       ----------------------------------------------------------------------------------------------------------
                        Six Months
                          Ended                                                            December 1,            Year Ended
                        January 31,                  Year Ended July 31,                     2002 to              November 30,
                           2007       -----------------------------------------------        July 31,    ------------------------
                       (unaudited)         2006              2005            2004            2003(a)          2002          2001
                      -------------   ---------------  -------------   -------------     -------------   ------------  ----------
Net asset value,
  beginning of
  period                 $56.37          $58.18            $50.40          $48.50             $44.36          $68.21       $96.60
                      -----------------------------------------------------------------------------------------------------------
Income From
  Investment
  Operations
Net investment
  loss(b)                  (.20)           (.36)             (.20)(c)        (.58)(c)(d)        (.46)           (.72)        (.60)
Net realized and
  unrealized gain
  (loss) on
  investment
  and foreign
  currency
  transactions            12.01           (1.45)             7.98            2.48               4.60          (23.13)      (21.51)
                      -----------------------------------------------------------------------------------------------------------
Net increase
  (decrease) in
  net asset value
  from operations         11.81           (1.81)             7.78            1.90               4.14          (23.85)      (22.11)
                      -----------------------------------------------------------------------------------------------------------
Less: Distributions
Distributions from
  net realized gain
  on investment
  transactions               -0-             -0-               -0-             -0-                -0-             -0-       (5.89)
Distributions in
  excess of net
  realized gain
  on investment
  transactions               -0-             -0-               -0-             -0-                -0-             -0-        (.39)
                      -----------------------------------------------------------------------------------------------------------
Total distributions          -0-             -0-               -0-             -0-                -0-             -0-       (6.28)
                      -----------------------------------------------------------------------------------------------------------
Net asset value,
  end of period          $68.18          $56.37            $58.18          $50.40             $48.50          $44.36       $68.21
                      -----------------------------------------------------------------------------------------------------------
Total Return
Total investment
  return based
  on net asset
  value(e)                20.95%          (3.11)%           15.44%           3.92%              9.33%         (34.96)%     (24.68)%

Ratios/Supplemental
  Data
Net assets,
  end of period
  (000's omitted)       $56,024         $46,297           $90,583         $80,420            $93,511         $83,018     $231,167
Ratio to average
  net assets of:
  Expenses, net of
    waivers/
    reimbursements         1.26%(f)(g)     1.36%(g)(h)       1.35%           1.35%              1.94%(f)        1.49%        1.27%
  Expenses, before
    waivers/
    reimbursements         1.26%(f)(g)     1.36%(g)(h)       1.38%           1.51%              1.94%(f)        1.49%        1.27%
  Net investment
    loss                   (.62)%(f)       (.62)%(h)         (.36)%(c)      (1.06)%(c)(d)      (1.65)%(f)      (1.29)%       (.78)%
Portfolio turnover
  rate                       54%            106%               80%             80%               127%            117%          55%


See footnote summary on page 37.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 33


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class R
                                            -----------------------------------------------------
                                            Six Months                                November 3,
                                               Ended                                    2003(i)
                                            January 31,       Year Ended July 31,         to
                                               2007         ------------------------    July 31,
                                            (unaudited)        2006         2005         2004
                                            -----------     -----------  -----------  -----------
Net asset value, beginning of period          $56.54        $56.44        $49.08       $54.17
                                            -----------------------------------------------------
Income From Investment Operations
Net investment loss(b)                          (.30)         (.42)         (.38)(c)     (.77)(c)(d)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency transactions             9.59         (1.48)         7.74        (4.32)
                                            -----------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                                    9.29         (1.90)         7.36        (5.09)
                                            -----------------------------------------------------
Net asset value, end of period                $65.83        $54.54        $56.44       $49.08
                                            -----------------------------------------------------
Total Return
Total investment return based on
  net asset value(e)                           20.70%        (3.37)%       15.00%       (9.40)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                               $803          $481           $74          $23
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.61%(f)(g)   1.59%(g)(h)   1.71%        1.73%(f)
  Expenses, before
    waivers/reimbursements                      1.61%(f)(g)   1.59%(g)(h)   1.74%        1.97%(f)
  Net investment loss                           (.98)%(f)     (.73)%(h)     (.70)%(c)   (1.42)%(c)(d)(f)
Portfolio turnover rate                           54%          106%           80%          80%


See footnote summary on page 37.


34 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                      Class K
                                       ------------------------------------
                                       Six Months
                                          Ended        Year        March 1,
                                       January 31,     Ended     2005(i) to
                                           2007       July 31,     July 31,
                                       (unaudited)      2006         2005
                                       -----------  -----------  -----------
Net asset value,
  beginning of period                   $54.95        $56.70        $54.19
                                       ------------------------------------
Income From Investment
  Operations
Net investment loss(b)                    (.18)         (.36)         (.03)
Net realized and unrealized
  gain (loss) on investment and
  foreign currency transactions          11.69         (1.39)         2.54
                                       ------------------------------------
Net increase (decrease) in
  net asset value from
  operations                             11.51         (1.75)         2.51
                                       ------------------------------------
Net asset value, end of period          $66.46        $54.95        $56.70
                                       ------------------------------------
Total Return
Total investment return
  based on net asset value(e)            20.94%        (3.09)%        4.63%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                          $18           $10           $11
Ratio to average net assets of:
  Expenses                                1.19%(f)(g)   1.37%(g)(h)   1.05%(f)
  Net investment loss                     (.58)%(f)     (.61)%(h)     (.15)%(f)
Portfolio turnover rate                     54%          106%           80%


See footnote summary on page 37.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 35


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                    Class I
                                     ------------------------------------
                                      Six Months
                                        Ended        Year        March 1,
                                     January 31,     Ended     2005(i) to
                                         2007       July 31,     July 31,
                                     (unaudited)      2006         2005
                                     -----------  -----------  -----------
Net asset value,
  beginning of period                  $55.18        $56.76        $54.19
                                      ------------------------------------
Income From Investment
  Operations
Net investment income (loss)(b)          (.11)           -0-(j)       .02
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                          11.74         (1.58)+        2.55
                                      ------------------------------------
Net increase (decrease) in
  net asset value from
  operations                            11.63         (1.58)         2.57
                                      ------------------------------------
Net asset value,
  end of period                        $66.81        $55.18        $56.76
                                      ------------------------------------
Total Return
Total investment return
  based on net asset value(e)           21.08%        (2.78)%        4.75%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $335          $282           $10
Ratio to average net assets of:
  Expenses                                .98%(f)(g)    .94%(g)(h)    .81%(f)
  Net investment income (loss)           (.35)%(f)     (.01)%(h)      .10%(f)
Portfolio turnover rate                    54%          106%           80%


See footnote summary on page 37.


36 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


(a)  The Fund changed its fiscal year end from November 30 to July 31.

(b)  Based on average shares outstanding.

(c)  Net of fees and expenses waived/reimbursed by the Adviser.

(d)  Net of fees and expenses waived/reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

                               Period Ended
                             January 31, 2007                Year Ended
                                (unaudited)                 July 31, 2006
--------------------------------------------------------------------------
     Class A                       1.54%                        1.66%
     Class B                       2.32%                        2.45%
     Class C                       2.27%                        2.39%
     Advisor Class                 1.24%                        1.35%
     Class R                       1.59%                        1.58%
     Class K                       1.17%                        1.36%
     Class I                        .96%                         .93%

(h)  The ratio includes expenses attributable to costs of proxy solicitation.

(i)  Commencement of distributions.

(j)  Amount is less than $.005.

+    Due to the timing of sales and repurchases of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the portfolio's change in net realized and unrealized gain (loss) on investment transactions for the period.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 37


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President and Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Janet A. Walsh(2), Senior Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111


Distributor

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672


Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2) Ms. Walsh is the person primarily responsible for the day-to-day management of and investment decisions for the Fund.


38 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Global Technology Fund, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services;

     2. Management fees charged by other mutual fund companies for like services;

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

     4. Profit margins of the Adviser and its affiliates from supplying such services;

     5.   Possible economies of scale as the Fund grows larger; and

     6. Nature and quality of the Adviser's services including the performance of the Fund.


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December 2003, is


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Directors on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2)   Future references to the Fund do not include "AllianceBernstein."


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 39


based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

            Net Assets
              02/28/06
Category     (million)          Advisory Fee(4)                     Fund
-------------------------------------------------------------------------------
Growth       $ 2,090.4       75 bp on 1st $2.5 billion        Global Technology
                             65 bp on next $2.5 billion           Fund, Inc.
                             60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                            As a % of Average
Fund                                          Amount         Daily Net Assets
-------------------------------------------------------------------------------
Global Technology Fund, Inc.                $118,326               0.005%

Set forth below are the Fund's total expense ratios, calculated from the beginning of the Fund's current fiscal year through the Fund's semi-annual period:

Fund                    Total Expense Ratio(5)             Fiscal Year End
-------------------------------------------------------------------------------
Global Technology        Class A        1.83%                   July 31
Fund, Inc.               Class B        2.60%               (ratios as of
                         Class C        2.56%              January 31, 2006)
                         Class R        1.79%
                         Class K        1.46%
                         Class I        1.17%
                         Adv. Class     1.53%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(4) The advisory fee is based on the percent of the Fund's net assets at quarter end and is paid on a quarterly basis.

(5)   Annualized.


40 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. However, with respect to the Fund, the Adviser represented that there is no institutional product that has a substantially similar investment style as the Fund.

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a substantially similar investment style as the Fund. The following table shows the fee schedule of such AVPS portfolio:

Fund                        AVPS Portfolio               Fee Schedule
-------------------------------------------------------------------------------
Global Technology         Global Technology        0.75% on first $2.5 billion
Fund, Inc.                Portfolio(6)             0.65% on next $2.5 billion
                                                   0.60% on the balance


(6) The advisory fee of AVPS Global Technology Portfolio is paid on a monthly basis and is based on the portfolio's average daily net assets, in contrast to the Fund, whose fee is based on its net assets at the end of each quarter and is paid to the Adviser quarterly. The breakpoints in the fee schedules are the same for the AVPS portfolio and the Fund.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 41


The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(7) for the Luxembourg fund that has a similar investment strategy as the Fund:

Fund                                                         Fee
-------------------------------------------------------------------------------
International Technology                                     2.00%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(8)

                                        Effective        Lipper
                                       Management         Group
Fund                                      Fee(9)         Median          Rank
-------------------------------------------------------------------------------
Global Technology Fund, Inc.              0.750           0.750           4/7


Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(10) and Lipper Expense Universe.(11) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a


(7) The "all-in" fee shown is for the class A shares of International Technology. This includes a fee for investment advisory services and a separate fee for distribution related services.

(8) The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(9) The effective management fee rate for the Fund does not reflect the aforementioned payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(10) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(11) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.


42 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below:

                        Expense     Lipper       Lipper   Lipper      Lipper
                          Ratio      Group       Group    Universe   Universe
Fund                     (%)(12)   Median (%)    Rank    Median (%)    Rank
-------------------------------------------------------------------------------
Global Technology         1.660      1.401        7/7      1.697       22/48
Fund, Inc.

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.


(12)  The total expense ratio shown is for the Fund's Class A shares.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 43


AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(13)

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                                 Amount Received
-------------------------------------------------------------------------------
Global Technology Fund, Inc.                              $24,207


ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year:

Fund                                12b-1 Fees Received       CDSC Received
-------------------------------------------------------------------------------
Global Technology Fund, Inc.            $ 16,047,372            $ 814,835

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                            ABIS Fee(14)
-------------------------------------------------------------------------------
Global Technology Fund, Inc.                                     $6,878,700


(13) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.

(14) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.


44 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Fund's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 45


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year performance ranking of the Fund(15) relative to its Lipper Performance Group(16) and Lipper Performance Universe(17) for the periods ended December 31, 2005:

Global Technology Fund, Inc.                      Group            Universe
-------------------------------------------------------------------------------
    1 year                                          4/7              33/59
    3 year                                          6/7              43/54
    5 year                                          4/6              23/46
   10 year                                          4/4               6/7

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(18) versus its benchmark:(19)

                                   Periods Ending December 31, 2005
                                         Annualized Performance
-----------------------------------------------------------------------------
                           1         3         5         10         Since
Fund                      Year      Year      Year      Year      Inception
-----------------------------------------------------------------------------
Global Technology
  Fund, Inc.              4.97     15.99     -7.98      5.69          14.36
MSCI World IT
  Index (Net)             4.81     16.78     -7.19       N/A            N/A


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006


(15)  The performance rankings are for the Class A shares of the Fund.

(16)  The Lipper Performance Group is identical to the Lipper Expense Group.

(17) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(18)  The performance returns shown are for the Class A shares of the Fund.

(19) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


46 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                 Michigan
Insured National         Minnesota
Arizona                  New Jersey
California               New York
Insured California       Ohio
Florida                  Pennsylvania
Massachusetts            Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.


* Prior to January 26, 2007 AllianceBernstein Income Fund was named ACM Income Fund and AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 47


NOTES

48 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND
1345 Avenue of the Americas
New York, NY 10105
Toll-free 1 (800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


GT-0152-0107


ITEM 2.   CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.


ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.


ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.     DESCRIPTION OF EXHIBIT
     -----------     ----------------------
     12 (b) (1)      Certification of Principal Executive Officer Pursuant
                     to Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)      Certification of Principal Financial Officer Pursuant
                     to Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Technology Fund, Inc.

By:      /s/ Marc O. Mayer
         ----------------------
         Marc O. Mayer
         President

Date:    March 30, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         ----------------------
         Marc O. Mayer
         President

Date:    March 30, 2007


By:      /s/ Joseph J. Mantineo
         ----------------------
         Joseph J. Mantineo
         Treasurer and Chief Financial Officer

Date:    March 30, 2007